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Exhibit 10.6

CHIPOTLE MEXICAN GRILL, INC.

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

         Dated as of January 31, 2006

i

10.3 Adjustments Affecting Registrable Shares	18
10.4 Other Registration Rights	18
10.5 Amendments and Waivers	18
10.6 Successors, Assigns and Transferees	18
10.7 Term	19
10.8 Severability	19
10.9 Remedies	19
10.10 Descriptive Headings	19
10.11 Notices	19
10.12 Governing Law	20
10.13 Final Agreement	20
10.14 Execution in Counterparts	20

SCHEDULE:

Schedule 1    Investors

ii

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

        This Amended and Restated Registration Rights Agreement (this "Agreement"), dated as of January 31, 2006, by and among Chipotle Mexican Grill, Inc., a Delaware corporation (together with its successors, the "Company"), McDonald's Ventures, LLC, a Delaware corporation (together with its successors, "McDonald's"), and the parties set forth on Schedule 1 attached hereto (together with their respective successors, the "Individual Shareholders," and, together with McDonald's, the "Investors").

RECITALS

        WHEREAS, the Company has filed a Registration Statement (as defined below) on Form S-1 under the Securities Act (as defined below) with respect to an initial public offering of shares of the Company's class A common stock, $0.01 par value per share (the "Common Stock"), by the Company and McDonald's (the "Initial Public Offering");

        WHEREAS, the Company entered into a Registration Rights Agreement, dated as of March 2, 1998 (the "Registration Rights Agreement"), to formalize certain registration rights with respect to its Series B Convertible Preferred Stock, $0.01 par value per share (the "Series B Preferred Stock");

        WHEREAS, in connection with the Initial Public Offering, each share of the outstanding Series B Preferred Stock will be reclassified automatically into one-third of one share of the Company's class B common stock, $0.01 par value per share (the "Class B Common Stock"); and

        WHEREAS, the parties desire to amend and restate the Registration Rights Agreement to set forth certain registration rights applicable to the Registrable Shares (as defined below) held from time to time by the Investors, and the Company desires to indemnify each of the Investors against certain liabilities to which they may become subject as a result of their investment in the Company;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and upon the terms and subject to the conditions hereof, the parties hereto hereby agree as follows:

        1.    Definitions.    The following terms shall have the following meanings when used in this Agreement.

        "Adverse Disclosure" means public disclosure of material non-public information that, in the Board of Directors' good faith judgment, after consultation with independent outside counsel to the Company, (i) would be required to be made in any Registration Statement the Company files with the Commission or otherwise designates as a Registration Statement for the offer and sale of Registrable Shares by the Investors from time to time, so that such Registration Statement would not be materially misleading; (ii) would not be required to be made at such time but for the filing or designation of such Registration Statement; and (iii) the Company has a bona fide business purpose for not disclosing publicly.

        "Affiliate" has the meaning specified in Rule 12b-2 under the Exchange Act. The term "Affiliated" has a correlative meaning.

        "Agreement" has the meaning set forth in the Preamble.

        "Board of Directors" means the board of directors of the Company.

        "Claim" has the meaning set forth in Section 8.2(b).

        "Class B Common Stock" has the meaning set forth in the Recitals.

        "Commission" means the U.S. Securities and Exchange Commission, or any successor governmental agency or authority thereto.

        "Common Stock" has the meaning set forth in the Recitals.

        "Company" has the meaning set forth in the Preamble.

        "Demand Registration" has the meaning set forth in Section 2.1(b).

        "Demand Suspension" has the meaning set forth in Section 2.4.

        "Effectiveness Date" means the date on which McDonald's is no longer subject to any underwriters' lock-up or other contractual restriction in connection with the Initial Public Offering.

        "Equity Securities" means the Common Stock and the Class B Common Stock and any other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock, any stock or security convertible into or exchangeable or exercisable for Common Stock or any stock, security or interest in the Company whether or not convertible into or exchangeable or exercisable for Common Stock.

        "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        "Free Writing Prospectus" means a free writing prospectus, as defined in Rule 405 under the Securities Act.

        "Group" has the meaning set forth in Rule 13d-5 under the Exchange Act.

        "Indemnified Company Parties" has the meaning set forth in Section 8.1(b).

        "Indemnified Parties" has the meaning set forth in Section 8.1(a).

        "Individual Shareholders" has the meaning set forth in the Preamble.

        "Initial Public Offering" has the meaning set forth in the Recitals.

        "Investors" has the meaning set forth in the Preamble.

        "Issuer Free Writing Prospectus" means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act.

        "Long-Form Registration" has the meaning set forth in Section 2.1(a).

        "Losses" has the meaning set forth in Section 8.1(a).

        "McDonald's" has the meaning set forth in the Preamble.

        "Notice of Demand" has the meaning set forth in Section 2.1(b).

        "Permitted Free Writing Prospectus" has the meaning set forth in Section 7(a).

        "Person" means a natural person, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or other entity, or a governmental entity or any department, agency or political subdivision thereof.

        "Piggyback Registration" has the meaning set forth in Section 3.1.

        "Preemption Notice" has the meaning set forth in Section 2.3(a).

        "Prospectus" means the prospectus included in the Registration Statement at each such time as such Registration Statement is filed with the Commission and at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereof, including post-effective amendments, and all material incorporated by reference into such Prospectus.

        "Registrable Shares" means (i) the shares of Common Stock beneficially owned by the Investors on the date hereof; (ii) shares of Common Stock issued or issuable upon conversion of the Class B Common Stock; and (iii) any other shares of Common Stock issued or issuable as a distribution with respect to or in exchange or replacement for or exercise of any shares referred to in clauses (i) and (ii). Registrable Shares shall cease to be such when (i) a Registration Statement with respect to the sale thereof shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement; (ii) they shall have been sold as permitted by Rule 144 (or any successor provision) under the Securities Act; (iii) they shall have been otherwise transferred and subsequent public distribution of them shall not require registration of such distribution under the Securities Act; or (iv) they shall have ceased to be outstanding. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Shares whenever such Person has the then-existing right to acquire such Registrable Shares (by conversion or otherwise), whether or not such acquisition actually has been effected.

        "Registration Expenses" has the meaning set forth in Section 5.

        "Registration Period" has the meaning set forth in Section 2.2.

        "Registration Rights Agreement" has the meaning set forth in the Recitals.

        "Registration Statement" means a registration statement of the Company, concerning the sale of its securities to the public, on an appropriate form under the Securities Act, including the Prospectus included therein, all amendments thereof and supplements thereto (including post-effective amendments) and all exhibits and all material incorporated by reference therein.

        "Securities Act" means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

        "Securities Laws" means the Securities Act and the Exchange Act, and the rules and regulations promulgated thereunder, and state and local "blue sky" securities laws.

        "Series B Preferred Stock" has the meaning set forth in the Recitals.

        "Short-Form Registrations" has the meaning set forth in Section 2.1(a).

        2.    Demand Registration.

                2.1    Requests for Registration.    (a) Subject to the terms of this Agreement, McDonald's may at any time after the Effectiveness Date and once in each nine-month period after the Effectiveness Date, request registration by the Company under the Securities Act of all or part of its Registrable Shares on Form S-1 or any similar long-form registration statement ("Long-Form Registration") for a public offering, so long as McDonald's beneficially owns at least 5% of the vote represented by the Equity Securities at the time of such request. In addition, McDonald's shall be entitled to request an unlimited number of registrations under the Securities Act of all or part of its Registrable Shares on Form S-3 or any similar short-form registration statement ("Short-Form Registration") as described below; provided, however, that the aggregate offering price of the Registrable Shares requested to be registered in any Long-Form Registration or Short-Form Registration must reasonably be expected to equal at least $2,000,000.

          (b)   Any Long-Form Registration and Short-Form Registration requested pursuant to subsection (a) above is referred to herein as a "Demand Registration." Any request for a Demand Registration (each, a "Notice of Demand") shall specify (i) the amount of Registrable Shares proposed to be registered; and (ii) the intended method or methods and plan of disposition thereof, including whether such requested registration is to involve an underwritten offering. Within 45 days of a Notice of Demand, the Company shall file with the Commission, or otherwise designate an existing filing as, a Registration Statement relating to such Notice of Demand for the offer and sale of the Registrable Shares by the Investors from time to time in accordance with the method or methods and plan of disposition elected by such Investors and set forth or to be set forth in such Registration Statement and, thereafter, shall (i) use its reasonable best efforts to cause such Registration Statement promptly to be declared effective under (A) the Securities Act; and (B) the "Blue Sky" laws of such jurisdictions as any seller of Registrable Shares being registered under such Registration Statement or any underwriter, if any, reasonably requests; or (ii) otherwise make available for use by Investors a previously filed effective Registration Statement for the offer and sale of the Registrable Shares.

          (c)   Subject to the terms and conditions hereof, each Demand Registration shall register the offer and sale of Registrable Shares for all cash consideration and shall be Short-Form Registrations whenever the Company is eligible to use Form S-3, unless McDonald's specifically requests a Long-Form Registration. It is agreed that at any time when the Company is eligible to file a Registration Statement on Form S-3 (or any successor form), McDonald's may request that the Company file a Registration Statement pursuant to Rule 415 under the Securities Act to permit the offering of the Registrable Shares on a delayed or continuous basis. Once the Company has become subject to the reporting requirements of the Exchange Act, the Company shall use its reasonable and best efforts to make Short-Form Registrations available for the sale of Registrable Shares.

                2.2    Continued Effectiveness.    The Company shall use its reasonable best efforts to keep any Registration Statement filed or designated pursuant to Section 2.1(b) continuously effective under the Securities Act in order to permit the Prospectus forming a part thereof to be usable by sellers of the Registrable Shares covered thereby until the earlier of (i) the date as of which all Registrable Shares have been sold pursuant to the Registration Statement or another registration statement filed under the Securities Act (but in no event prior to the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder); and (ii) the date as of which each of such sellers is permitted to sell its Registrable Shares without registration pursuant to Rule 144 under the Securities Act without volume limitation or other restrictions on transfer thereunder (such period of effectiveness, the "Registration Period"). Subject to Section 2.4, the Company shall not be deemed to have used its reasonable best efforts to keep the Registration Statement effective during the Registration Period if the Company voluntarily takes any action or omits to take any action that would result in sellers of the Registrable Shares covered thereby not being able to offer and sell any Registrable Shares pursuant to such Registration Statement during the Registration Period, unless such action or omission is required by applicable law.

                2.3    Preemption.    (a) If, not more than 30 days prior to receipt of a Notice of Demand, the Company shall have (i) circulated to prospective underwriters and their counsel a draft of a Registration Statement for a primary offering of Common Stock on behalf of the Company; (ii) solicited bids for a primary offering of shares of Common Stock; or (iii) otherwise reached an understanding with an underwriter with respect to a primary offering of shares of Common Stock, the Company may preempt such Demand Registration with such primary offering by delivering written notice of such intention to pursue a primary offering (the "Preemption Notice") to McDonald's within five days after the Company has received the Notice of Demand; provided, however, that the Company shall not be permitted to preempt a Demand Registration (i) more than once during any 12-month period; or (ii) for a period exceeding 30 days following the date of the Preemption Notice on any one occasion, unless a registration statement relating to a primary offering of securities shall have become effective during such 30-day period, in which event such period may be extended for up to an additional 10 days.

          (b)   If the Company preempts a Demand Registration, in the ensuing registration of the primary offering of Common Stock, the Company shall (i) as soon as practicable (but in no event less than 30 days prior to the proposed date of filing or designation of the related Registration Statement), give written notice to the Investors of its intention to make such primary offering and of their right to register their Registrable Shares in connection therewith; and (ii) register under such Registration Statement all Registrable Shares (in accordance with the provisions set forth in Section 3.2 below) with respect to which the Company shall have received written requests therefor within 15 days after delivery of the Company's written notice. If, at any time after giving written notice of its intention to register a primary offering of Common Stock and prior to the effective date of the related Registration Statement, the Company shall determine for any reason not to register or to delay registration of such primary offering, the Company shall give prompt written notice of such determination to each Investor; and (x) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Shares in connection with such registration, but without prejudice to the rights of McDonald's pursuant to Section 2.1; and (y) in the case of a determination to delay the registration, shall be permitted to delay registering any Registrable Shares, for the same period as the delay in registering such primary offering.

          (c)   Upon the Company's preemption of a registration requested pursuant to Section 2.1, such requested registration shall not be considered a Demand Registration.

                2.4    Restrictions.    The Company shall not be obligated to effect any Long-Form Registration within four months after the effective date of a previous Long-Form Registration. If the filing, designation, initial effectiveness or continued use of a Registration Statement at any time would require the Company to make an Adverse Disclosure, the Company may, upon giving at least 10 days' prior written notice of such action to McDonald's, delay the filing, designation or initial effectiveness of, or suspend use of, the Registration Statement (a "Demand Suspension"); provided, however, that the Company shall not be permitted to exercise a Demand Suspension (i) more than once during any 12-month period; or (ii) for a period exceeding 30 days on any one occasion. In the case of a Demand Suspension, McDonald's agrees to suspend use of the applicable Prospectus and any Free Writing Prospectuses in connection with any sale or purchase, or offer to sell or purchase, Registrable Shares, upon receipt of the notice referred to above. The Company shall immediately notify McDonald's upon the termination of any Demand Suspension, amend or supplement the Prospectus (including by means of an Issuer Free Writing Prospectus), if necessary, so it does not contain any untrue statement or omission and furnish to McDonald's such numbers of copies of the Prospectus and any applicable Issuer Free Writing Prospectus as so amended or supplemented as McDonald's may reasonably request. The Company agrees, if necessary, to amend or supplement the Registration Statement, if required by the registration form used by the Company, by the instructions applicable to such registration form, by the Securities Act or the rules or regulations promulgated thereunder, or as may reasonably be requested by McDonald's.

                2.5    Payment of Expenses for Demand Registration.    The Company shall pay all Registration Expenses (as defined in Section 5 below) for the first two Long-Form Registrations and unlimited Short-Form Registrations. A registration shall count as one of the Company-paid Long-Form Registrations if and only if a Registration Statement with respect thereto has become effective under the Securities Act and remains effective during the Registration Period; provided, however, that in any event the Company shall pay all Registration Expenses in connection with any Long-Form Registration initiated prior to the completion of McDonald's second Long-Form Registration that is withdrawn by the Company or otherwise fails to be declared effective. The Company and McDonald's shall share equally the Registration Expenses of any Long-Form Registration other than the first two Long-Form Registrations.

                2.6    Selection of Underwriters.    In connection with any Demand Registration, McDonald's shall have the sole right to select the nationally recognized investment banker(s) and manager(s) to administer the offering, subject to the Company's approval, which shall not be unreasonably withheld or delayed.

        3.    Piggyback Registration.

                3.1    Right to Piggyback.    Whenever the Company proposes to register any of its Common Stock under the Securities Act (other than pursuant to a Demand Registration), including any registration pursuant to Section 2.3, or McDonald's requests the Company to register any of its Common Stock under the Securities Act pursuant to a Demand Registration, the Company shall (i) as soon as practicable (but in no event less than 25 days prior to the proposed date of filing or designation of the related Registration Statement), give written notice to the Investors (other than McDonald's, if following a request by McDonald's), as applicable, of its intention to effect such a registration; and (ii) shall register under such Registration Statement all Registrable Shares (in accordance with the priorities set forth in Sections 3.2 and 3.3 below) with respect to which the Company shall have received written requests therefor within 15 days after delivery of the Company's notice (each such registration, a "Piggyback Registration").

                3.2    Priority on Primary Registrations.    If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriters advise the Board of Directors in writing that in their opinion the total number of shares of Common Stock (including the Registrable Shares) requested to be included in the registration is such as would create a substantial risk of adversely affecting the ability of the underwriters to effect the underwritten offering, then the Company shall include in such registration only such number of shares of Common Stock, if any, which the Company is so advised can be sold in such offering without materially and adversely affecting the ability of the underwriters to execute the offering. The Company shall include in such registration (i) first, 100% of the Equity Securities that the Company proposes to sell; (ii) second, if McDonald's participates in such registration, 100% of the Registrable Shares that McDonald's proposes to sell; (iii) third, only if all the Registrable Shares referred to in clause (ii) have been included, the number of Registrable Shares requested to be included therein pro rata among the remaining Investors on the basis of the respective number of Registrable Shares as to which registration has been requested; and (iv) fourth, only if all of the Registrable Shares referred to in clauses (ii) and (iii) have been included, any other securities requested to be included therein.

                3.3    Priority on Secondary Registrations.    If a Piggyback Registration is an underwritten secondary registration on behalf of McDonald's and the managing underwriters advise the Board of Directors in writing that in their opinion the total number of shares of Common Stock (including the Registrable Shares) requested to be included in the registration is such as would create a substantial risk of adversely affecting the ability of the underwriters to effect the underwritten offering, then the Company shall include in such registration such number of shares of Common Stock which the Company is so advised can be sold in such offering. The Company shall include in such registration (i) first, 100% of the Registrable Shares that McDonald's proposes to sell; (ii) second, only if all the Registrable Shares referred to in clause (i) have been included, the number of Registrable Shares requested to be included therein pro rata among the remaining Investors on the basis of the respective number of Registrable Shares as to which registration has been requested; and (iii) third, only if all of the Registrable Shares referred to in clauses (i) and (ii) have been included, any other securities requested to be included therein.

                3.4    Other Registrations.    If the Company has previously filed or designated a registration statement with respect to Registrable Shares pursuant to Section 2.1(b) or pursuant to this Section 3, and if such previous registration has not been withdrawn or abandoned, the Company shall not file, designate or cause to be effected any other registration of any of its Equity Securities under the Securities Act (except on Form S-4 or S-8 or any successor form to such forms or part of any registration of securities for offering and sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit plan arrangement), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 120 days has elapsed from the effective date of such previous registration.

                3.5    Selection of Underwriters.    If a Piggyback Registration involves an underwritten primary registration on behalf of the Company, the managing underwriter or underwriters thereof shall be selected by the Company, subject to the approval of the holders of at least 50% by number of the Registrable Shares requested to be registered, which approval shall not be unreasonably withheld or delayed.

                3.6    Limitations on Registrations.    The Company shall not register any of its securities for sale for its own account (other than securities issued to employees of the Company under an employee benefit plan or securities issued to effect a business combination pursuant to Rule 145 promulgated under the Securities Act and other than a registration on Form S-3) except as a firm commitment underwriting.

                3.7    No Effect on Demand Registrations.    No registration or designation of Registrable Shares effected pursuant to a request under this Section 3 shall be deemed to have been effected pursuant to Section 2 or shall relieve the Company of its obligations under Section 2.

        4.    Registration Procedures.    Whenever McDonald's shall have made a Notice of Demand, the Company shall use all reasonable and diligent efforts to effect the registration and sale of such Registrable Shares in accordance with the intended method or methods of disposition thereof and, pursuant thereto, the Company shall as expeditiously as possible:

          (a)   within 30 days of receipt of such Notice of Demand, prepare and file with the Commission, or designate an existing filing as, a Registration Statement with respect to such Registrable Shares and use its reasonable best efforts to cause such Registration Statement to become effective or otherwise make available for use by the sellers of Registrable Shares a previously filed effective Registration Statement; provided that before filing or designating a Registration Statement or Prospectus, or filing any amendment thereof or supplement thereto, the Company shall furnish copies of all such documents proposed to be filed or designated to counsel for the sellers of Registrable Shares;

          (b)   prepare and file with the Commission such pre- and post-effective amendments of and supplements to such Registration Statement and the Prospectus(es) used in connection therewith as may be (i) reasonably requested by McDonald's; (ii) reasonably requested by any seller of Registrable Shares (to the extent such request relates to information relating to such seller); or (iii) necessary to keep such Registration Statement effective for the Registration Period, and comply with the provisions of the applicable Securities Laws with respect to the sale or other disposition of all securities covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the sellers thereof set forth in such Registration Statement;

          (c)   furnish to the sellers of Registrable Shares or counsel for the sellers such number of copies of such Registration Statement, the Prospectus(es) included in such Registration Statement (including each preliminary Prospectus), any other prospectus filed under Rule 424 promulgated under the Securities Act relating to the sellers' Registrable Shares, any Issuer Free Writing Prospectuses, and each amendment of and supplement to any of the foregoing, in conformity with the requirements of the Securities Act, and such other documents as any seller may reasonably request in order to facilitate the disposition of its Registrable Shares under such Registration Statement;

          (d)   use its reasonable and diligent efforts to register or qualify such Registrable Shares under the securities or blue sky laws of such jurisdictions as any seller of Registrable Shares reasonably requests and keep such registration or qualification in effect for so long as any Registration Statement remains in effect, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Shares owned by it; provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph; (ii) subject itself to taxation in any such jurisdiction; or (iii) consent to general service of process in any such jurisdiction;

          (e)   notify each seller of Registrable Shares, at any time when a Prospectus relating thereto is required to be delivered under the applicable Securities Laws (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act) and when any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the Registration Statement (including any document incorporated by reference therein that has not been superseded or modified), of the happening of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, at the request of any such seller, the Company shall promptly prepare and furnish to each such seller a reasonable number of copies of an amendment of or supplement to such Prospectus or an Issuer Free Writing Prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such Prospectus shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that upon receipt of any notice delivered in accordance with the provisions of this Section 4(e), each seller of Registrable Shares shall be deemed to have agreed that such seller shall forthwith discontinue such disposition of Registrable Shares pursuant to such Registration Statement and Prospectus until the receipt of the copies of the amended or supplemented Prospectus or Issuer Free Writing Prospectus contemplated by this Section 4(e) and, if so directed by the Company, shall deliver to the Company all copies, other than permanent file copies, then in its possession of the Prospectus relating to such Registrable Shares current at the time of receipt of such notice;

          (f)    cause all such Registrable Shares to be listed, on or prior to the effective date of such Registration Statement, on each securities exchange or national market on which similar securities issued by the Company are then listed;

          (g)   provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such Registration Statement;

          (h)   enter into such customary agreements (including underwriting agreements) and take all such other customary actions as the underwriters, if any, and their counsel reasonably request in order to expedite or facilitate the disposition of such Registrable Shares (including, but not limited to, effecting a stock split or a combination of shares) and, to the extent reasonably requested by the managing underwriters of any underwritten offering, send appropriate officers of the Company to attend "road shows" scheduled in connection with any such registration;

          (i)    make available for inspection by any seller of Registrable Shares, any underwriter participating in any sale or other disposition pursuant to such Registration Statement, and any legal counsel, accountant or other agent retained by McDonald's or any underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent registered public accountants (subject to any requesting party executing any document reasonably requested by such accountants to furnish such information) to supply all information reasonably requested by any such seller, underwriter, counsel, accountant or agent in connection with such Registration Statement (including the opportunity to discuss the business of the Company with its officers and the independent registered public accountants who have certified its financial statements) as shall be necessary, in the opinion of their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act; and give the sellers and their counsel, accountant or agent and each underwriter the opportunity to participate in the preparation of such Registration Statement, each Prospectus included therein or each Prospectus filed with the Commission in connection therewith;

          (j)    promptly notify the sellers of Registrable Shares and each underwriter, if any:

    (i)
    when such Registration Statement or any Prospectus or Issuer Free Writing Prospectus used in connection therewith has been filed and, with respect to such Registration Statement or any post-effective amendment thereof, when the same has become effective;

    (ii)
    of any written comments from the Commission with respect to any filing referred to in clause (i) and of any written request by the Commission for amendments of or supplements to such Registration Statement, Prospectus or Issuer Free Writing Prospectus;

    (iii)
    of the notification to the Company by the Commission or any other regulatory authority of its initiation of any proceeding with respect to, or of the issuance by the Commission or any other regulatory authority of, any stop order or notice suspending the effectiveness of such Registration Statement; and

    (iv)
    of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Shares for sale under the applicable securities or blue sky laws of any jurisdiction;

  and, in the case of clauses (ii), (iii) and (iv), promptly use all reasonable and diligent efforts to, respectively, (A) respond satisfactorily to any such comments and to file promptly any necessary amendments or supplements; (B) prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and (C) obtain the withdrawal of any such suspension of qualification;

          (k)   upon request, furnish to each seller of Registrable Shares a signed counterpart, addressed to such seller (and each underwriter, if any) of:

    (i)
    an opinion of counsel to the Company, dated the effective date of such Registration Statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller (and such underwriter); and

    (ii)
    a "comfort" letter, dated the effective date of such Registration Statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent registered public accountants who have certified the Company's financial statements included in such Registration Statement, provided that such seller of Registrable Shares provides such accountants with such certificates as are reasonably and customarily requested by such accountants;

  in each case covering substantially the same matters with respect to such Registration Statement (and the Prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements and other financial matters, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

          (l)    otherwise use all reasonable and diligent efforts to comply with all applicable Securities Laws and make available to its security holders, as soon as reasonably practicable an earning statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

          (m)  cooperate with each seller, underwriter or agent participating in the disposition of such Registrable Shares and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; and

          (n)   at least 48 hours prior to the filing or designation of any Registration Statement, the filing of any Prospectus or Issuer Free Writing Prospectus or the filing of any amendment of or supplement to such Registration Statement, Prospectus or Issuer Free Writing Prospectus, furnish a copy thereof to the sellers of Registrable Shares or their legal counsel and refrain from filing or designating, as the case may be, any such Registration Statement, Prospectus, Issuer Free Writing Prospectus or amendment thereof or supplement thereto to which such counsel shall have reasonably objected on the grounds that such document does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, unless, in the case of an amendment or supplement, in the opinion of counsel for the Company the filing or designation of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing or designation will not violate applicable laws.

        5.    Registration Expenses.    Except as provided in Section 2.5 hereof, all reasonable expenses incident to the Company's performance of or compliance with this Agreement, including, but not limited to, (i) all registration, filing and listing fees and all fees of the National Association of Securities Dealers, Inc.; (ii) all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws; (iii) all word processing, duplicating, printing, messenger and delivery expenses; (iv) the reasonable fees and disbursements of counsel for the Company and of its independent registered public accountants, including, without limitation, the expenses of any "comfort letters" required by or incident to such performance and compliance; (v) the reasonable fees and disbursements of one legal counsel selected by McDonald's (there being no obligation of the Company to pay or reimburse any fees of any separate counsel for any other Investor); (vi) any reasonable fees and disbursements of underwriters customarily paid by issuers or sellers of securities (but excluding underwriting discounts and commissions and transfer taxes, if any, relating to securities being sold by any Investor or that are otherwise not being sold or disposed of by the Company), including, without limitation, reasonable fees and disbursements of counsel for the underwriter(s) in connection with blue sky qualifications of the Registrable Shares and determination of their eligibility for investment under the laws of such jurisdictions; and (vii) reasonable fees and expenses of other Persons retained or employed by the Company (all such expenses being herein called "Registration Expenses"), shall be borne by the Company. In addition, the Company shall pay its internal expenses (including, but not limited to, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any insurance obtained by the Company against liabilities arising out of the public offering of the Registrable Shares being registered and the expenses and fees for listing the securities to be registered on each securities exchange.

        6.    Holdback Agreements.

                6.1    Investors' Agreements.    Each Investor agrees not to effect any public sale or distribution of Equity Securities during the period beginning seven days before and ending 90 days (or such lesser period as may be permitted by the Company or the managing underwriter or underwriters) after the effective date of the Registration Statement filed or designated in connection with any underwritten public offering, unless the managing underwriter or underwriters thereof shall otherwise agree. Nothing herein shall prevent an Investor that is a partnership from making a distribution of Registrable Shares to its partners, an Investor that is a limited liability company from making a distribution of Registrable Shares to its members, an Investor that is a trust from making a distribution of Registrable Shares to its beneficiaries or an Investor that is a corporation from making a distribution of Registrable Shares to its stockholders, provided that the transferees of such Registrable Shares agree to be bound by the provisions of this Agreement to the extent the transferor would be so bound.

                6.2    Company's Agreements.    The Company agrees not to effect any public sale or distribution of Equity Securities during the period beginning seven days before and ending 90 days (or such lesser period as may be permitted by the managing underwriter or underwriters) after the effective date of the Registration Statement filed or designated in connection with any underwritten public offering (or, in the case of an offering on Form S-3, the date of the closing under the underwriting agreement in connection therewith), unless the managing underwriter or underwriters thereof shall otherwise agree. Notwithstanding the foregoing, the Company may effect a public sale or distribution of Equity Securities during the periods described above if such sale or distribution is made pursuant to registrations on Form S-4 or S-8 or any successor form to such forms or as part of any registration of securities for offering and sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit plan arrangement. The Company agrees to use its reasonable best efforts to obtain from each holder of restricted securities of the Company which securities are the same as or similar to the Registrable Shares being registered, or any restricted securities convertible into or exchangeable or exercisable for any such securities, an agreement not to effect any public sale or distribution of such securities during any period referred to in this paragraph, except as part of any such underwritten public offering, if permitted.

7.
Other Agreements.    (a) Each Investor represents that it has not prepared or had prepared on its behalf or used or referred to, and agrees that it will not prepare or have prepared on it behalf or use or refer to, any Free Writing Prospectus, and has not distributed and will not distribute any written materials in connection with the offer or sale of the Common Stock without the prior express written consent of the Company and, in connection with any underwritten offering, the underwriters. Any such Free Writing Prospectus consented to by the Company and the underwriters, as the case may be, is hereinafter referred to as a "Permitted Free Writing Prospectus." The Company represents and agrees that it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

          (b)   If requested by the underwriter(s) for any underwritten offering pursuant to a Demand Registration, the Company shall enter into an underwriting agreement with such underwriter(s) for such offering, such agreement to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of this type. In any such case, the Company shall allow McDonald's and its counsel to participate in the negotiation of such underwriting agreement, and approve its terms, such approval not to be unreasonably withheld or delayed. Each of the Investors participating in such registration shall be a party to such underwriting agreement and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriter(s) shall also be made to and for the benefit of such Investors and that any or all of the conditions precedent to the obligations of such underwriters(s) under such underwriting agreement be conditions precedent to the obligations of such Investors thereunder. Any such Investor shall not be required to make any representations or warranties to or agreements with the Company other than representations, warranties or agreements regarding such Investor, such Investor's title to the Registrable Shares, such Investor's intended method or methods of distribution and any other representation required by law. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell its securities on the basis provided in such underwriting agreement; and (ii) completes and executes all questionnaires, powers of attorney (which may contain customary terms regarding the minimum price of the Registrable Shares to be sold in the subject offering), custody agreements, indemnities and other documents reasonably required under the terms of such underwriting agreement.

        8.    Indemnification and Contribution.

                8.1    Indemnification.    (a) The Company agrees to indemnify and hold harmless, to the extent permitted by law, each Investor and, in the case of an underwritten offering, each underwriter, their respective officers and directors and each Person who controls such Investor or underwriter, as applicable, (within the meaning of the Securities Act) (collectively, the "Indemnified Parties") from and against any and all losses, penalties, judgments, suits, costs, claims, damages, liabilities and expenses (including, but not limited to, reasonable attorney's fees and disbursements but excluding taxes imposed as a result of being a direct or indirect owner of the Common Stock or realizing income or gain with respect thereto) (collectively, "Losses"), incurred by, imposed upon or asserted against any of the Indemnified Parties as a result of, relating to or arising out of any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus, Issuer Free Writing Prospectus or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as the same are caused by, contained in or omitted from any information furnished in writing to the Company by such Investor expressly for use therein or by such Investor's failure to deliver a copy of the Prospectus, Issuer Free Writing Prospectus or any amendment thereof or supplement thereto after the Company has furnished such Investor with a sufficient number of copies of the same. Unless and until a final and non-appealable judicial determination shall be made that an Indemnified Party is not entitled to indemnification, the Company shall pay or reimburse each Indemnified Party for all indemnified Losses as they are incurred; provided that if a final and non-appealable judicial determination shall be made that such Indemnified Party is not entitled to be indemnified for Losses, such Indemnified Party shall repay to the Company the amount of such Losses for which the Company shall have paid or reimbursed such Indemnified Party.

          (b)   In connection with any Registration Statement in which an Investor is participating, each such Investor agrees, as a condition of the Company's obligation to indemnify, to furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and shall indemnify and hold harmless, to the extent permitted by law, the Company, its officers and directors and each Person who controls the Company (within the meaning of the Securities Act) (collectively, the "Indemnified Company Parties") from and against any and all Losses incurred by, imposed upon or asserted against any of the Indemnified Company Parties as a result of, relating to or arising out of (i) any untrue or alleged untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus, Issuer Free Writing Prospectus or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only to the extent that the same are caused by, contained in or omitted from any information furnished in writing to the Company by such Investor of, if not furnished in writing, which is acknowledged by such Investor in writing to have been contained in or omitted from the information so provided; and (ii) any Free Writing Prospectus used by such Investor without the prior consent of the Issuer; provided that the obligation to indemnify shall be several, not joint and several, among the Investors who furnished or failed to furnish the information that resulted in such Losses and the liability of each such Investor shall be in proportion to and limited in all events to the net proceeds received by such Investor from the sale of Registrable Shares pursuant to such Registration Statement.

                8.2    Contribution.

          (a)   To the extent the indemnification provided for in Section 8.1 hereof is unavailable to an indemnified Person or insufficient in respect of any Losses referred to therein, then an indemnifying Person, in lieu of indemnifying such indemnified Person thereunder, shall contribute to the amount paid or payable by such indemnified Person as a result of such Losses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying Person on the one hand and the indemnified Person on the other hand; or (ii) if the allocation provided by clause (i) of this Section 8.2(a) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) in this Section 8.2(a) but also the relative fault of the indemnifying Person on the one hand and of the indemnified Person on the other hand in connection with the acts, statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. In connection with any Registration Statement filed with the Commission by the Company, (x) the relative benefits received by the Company on the one hand and the Investors on the other hand shall be deemed to be in the same respective proportions as the net proceeds from the offering of securities registered thereunder (before deducting expenses) received by the Company and the net proceeds from the offering of securities registered thereunder (before deducting expenses) received by the Investors, bear to the aggregate public offering price of the securities registered thereunder; (y) the relative fault of the Company on the one hand and the Investors on the other hand shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Investors and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; and (z) the Investors' respective obligations to contribute pursuant to this Section 8.2 are several in proportion to the respective number of shares of securities they sell under any such Registration Statement, and not joint, and the contribution of each Investor shall be in proportion to and limited in all events to the net proceeds received by such Investor from the sale of Registrable Shares pursuant to such Registration Statement.

          (b)   The Company and the Investors agree that it would not be just or equitable if contribution pursuant to this Section 8.2 were determined by pro rata allocation (even if the Investors were treated as one entity for such purposes) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8.2(a) hereof. The amount paid or payable by an indemnified Person as a result of the Losses referred to in Section 8.2(a) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified Person in connection with investigating or defending any action or claim for Losses (a "Claim"). Notwithstanding the provisions of this Section 8.2, in connection with any Registration Statement filed by the Company, none of the Investors shall be required to contribute any amount in excess of the net proceeds from the offering of the securities registered thereunder (before deducting expenses) received by such Investor under such Registration Statement. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8.2 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified Person at law or in equity.

                8.3    Procedures.    Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying Person of any Claim with respect to which it seeks indemnification; and (ii) unless in such indemnified Person's reasonable judgment a conflict of interest between such indemnified and indemnifying Persons may exist with respect to such Claim, the indemnifying Person shall have the absolute right, in its sole discretion and expense, to elect to defend, contest or otherwise protect against any such Claim with legal counsel of its own selection, reasonably satisfactory to the indemnified Person. The indemnified Person shall have the right, but not the obligation, to participate, at its own expense, in the defense thereof through counsel of its own choice and shall have the right, but not the obligation, to assert any and all cross-claims or counterclaims it may have. If the indemnifying Person elects to assume the defense of such Claim, the indemnifying Person shall not be subject to any liability for any settlement made by the indemnified Person without its consent (but such consent shall not be unreasonably withheld or delayed). An indemnifying Person who is not entitled to, or elects not to, assume the defense of a Claim shall not be obligated to pay the fees and expenses of more than one counsel for all Persons indemnified by such indemnifying Person with respect to such Claim, unless in the reasonable judgment of any indemnified Person a conflict of interest may exist between such indemnified Person and any other of such indemnified Persons with respect to such Claim. The indemnified Persons shall, and shall cause their Affiliates to, at all times cooperate in all reasonable ways with, make their relevant files and records available for inspection and copying by, and make their employees available or otherwise render reasonable assistance to, the indemnifying Person (i) in its defense of any Claim; and (ii) its prosecution under the last sentence of this Section 8.3 of any related claim, cross-complaint, counterclaim or right of subrogation. In the event the indemnifying Person fails timely to defend, contest or otherwise protect against any such Claim, the indemnified Person shall have the right, but not the obligation, to defend, contest, assert cross-claims or counterclaims or otherwise protect against the same. The indemnifying Person shall be subrogated to the claims or rights of the indemnified Person as against any other Persons with respect to any Loss paid by the indemnifying Person under this Section.

                8.4    Survival.    The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified Person or any officer, director or controlling Person of such indemnified Person and shall survive the transfer of securities.

        9.     Compliance With Rule 144.    At the request of any Investor who proposes to sell securities in compliance with Rule 144 under the Securities Act, the Company shall (i) forthwith furnish to such Investor a written statement of compliance with the filing requirements of the Commission as set forth in Rule 144, as such rule may be amended from time to time; and (ii) make available to the public and such Investor such information as will enable such Investor to make sales pursuant to Rule 144.

        10.   Miscellaneous.

                10.1    No Inconsistent Agreements.    The Company shall not hereafter enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Investors in this Agreement or otherwise conflicts with the provisions hereof.

                10.2 Authority; Enforceability.    Each entity and each natural person that is a party hereto has the corporate power and legal capacity, respectively, and each has the authority to enter into this Agreement and to carry out its obligations hereunder. Each entity that is a party hereto is duly organized and validly existing under the laws of its jurisdiction of organization, and the execution of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary action, and no other act or proceeding, corporate or otherwise, on its part is necessary to authorize the execution of this Agreement or the consummation of any of the transactions contemplated hereby. This Agreement has been duly executed by each party and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of this Agreement, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and to the exercise of judicial discretion in accordance with general principles of equity (whether applied by a court of law or of equity).

                10.3    Adjustments Affecting Registrable Shares.    The Company shall not take any action, or permit any change to occur, with respect to its restated certificate of incorporation or amended and restated bylaws which would reasonably be expected to adversely affect the ability of Investors to include such Registrable Shares in a registration undertaken pursuant to this Agreement or which would reasonably be expected to adversely affect the marketability of such Registrable Shares in any such registration.

                10.4    Other Registration Rights.    The Company shall not hereafter grant to any Person or Persons the right to request the Company to register any Equity Securities without the prior express written consent of McDonald's.

                10.5    Amendments and Waivers.    This Agreement may be amended, supplemented or modified at any time, and any term or condition of the Agreement may be waived at any time by the party hereto that is entitled to the benefit hereof, in each case by a written instrument duly executed by the Company and (i) in the case of any such amendment, supplement or modification, McDonald's and the holders of at least 80% of the vote represented by the Registrable Shares held by the remaining Investors; or (ii) in the case of any such waiver, by the party waiving such term or condition; provided, however, that the provisions of this Agreement may not be amended, supplemented or modified without the consent of the holders of all the Registrable Shares adversely affected by such amendment, supplement or modification if such amendment, supplement or modification adversely affects a portion of the Registrable Shares but does not so adversely affect all of the Registrable Shares. Any amendment, supplement or modification of this Agreement or waiver of any term or condition of this Agreement effected in accordance with this Section 10.5 shall be binding upon each holder of Registrable Shares. No waiver by any party of any term or condition of this Agreement, in one or more instances, shall be deemed to be or construed as a waiver of the same term or condition of this Agreement on any future occasion.

                10.6    Successors, Assigns and Transferees.

          (a)   Each party may assign all or a portion of its rights hereunder to any Person to which such party transfers its ownership of all or any of its Registrable Shares; provided that no such assignment shall be binding upon or obligate the Company to any such assignee unless and until the Company shall have received notice of such assignment as herein provided and a written agreement of the assignee to be bound by the provisions of this Agreement; and provided, further, that the rights described under Section 2.1 shall not transfer to any Person unless such Person (i) is an Affiliate of the holder transferring such rights; or (ii) acquires at least 33 1/3% of the Registrable Shares initially held by McDonald's.

          (b)   The terms and provisions of this Agreement shall be binding on and inure to the benefit of each of the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon any Person not a party hereto (other than each other Person entitled to indemnity or contribution under Section 8 hereof) any right, remedy or claim under or by virtue of this Agreement.

                10.7    Term.    Section 8 hereof shall remain in effect with respect to an Investor so long as such Investor may, in the reasonable judgment of counsel for such Investor as evidenced by a written opinion to such effect, constitute a "controlling person" with respect to the Company, or be part of a Group that may constitute such a "controlling person," within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.

                10.8    Severability.    Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, (i) such provision shall be fully severable; (ii) this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof; (iii) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance here from; and (iv) in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

                10.9    Remedies.    Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

                10.10    Descriptive Headings.    The headings contained in this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not affect in any way the meaning or interpretation of this Agreement.

                10.11    Notices.    Any notice, requests and other communications required or permitted to be sent hereunder must be in writing and shall be deemed to have been duly given only if (i) delivered personally; (ii) given by facsimile transmission; (iii) delivered by FedEx or other nationally recognized overnight courier service; or (iv) mailed (first class postage prepaid), certified mail, return receipt requested to the parties at the addresses or facsimile numbers set forth below, or such other address or facsimile number as any Person designates by written notice to the Company, and shall be deemed to have been duly given upon delivery, if delivered personally, upon receipt by the sender of a printed facsimile confirmation sheet, if given by facsimile transmission, one business day after delivery to the courier, if delivered by overnight courier service, or three days after mailing, if mailed:

        If to the Company, to:

    Chipotle Mexican Grill, Inc.
    2546 15th Street
    Denver, CO 80211
    Attention: Chief Executive Officer

        If to the Investors, to the addresses set forth on Schedule 1 hereto.

  If to holders of the Registrable Shares other than the Investors, to the addresses set forth on the stock record books of the Company.

                10.12    Governing Law.    This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                10.13    Final Agreement.    This Agreement supersedes and replaces the Registration Rights Agreement in its entirety, constitutes the complete and final agreement of the parties concerning the matters referred to herein, and supersedes all other prior agreements and understandings among the parties with respect to the subject matter.

                10.14    Execution in Counterparts.    This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

        [Remainder of page intentionally left blank]

The parties hereto have executed this Agreement on the date first set forth above.
CHIPOTLE MEXICAN GRILL, INC.
/s/ Steve Ells Name: Steve Ells Title: Chairman and CEO
MCDONALD'S VENTURES, LLC
/s/ Mats Lederhausen Name: Mats Lederhausen Title: President and Managing Director
/s/ Kurt Altman Kurt Altman
/s/ Michael Baghramian Michael Baghramian
/s/ Albert S. Baldocchi Albert S. Baldocchi, as to shares owned jointly with Anne M. Baldocchi and individually
/s/ Anne M. Baldocchi Anne M. Baldocchi, as to shares owned jointly with Albert S. Baldocchi
/s/ Robert Bernstein Robert Bernstein
/s/ Michele Castle Michele Castle
/s/ Hardy W. Chan Hardy W. Chan

The Marybeth Cohen Family Partnership
/s/ Marybeth Cohen Name: Marybeth Cohen Title: General Partner
/s/ Marybeth Cohen Marybeth Cohen
/s/ Robert P. Cook Robert P. Cook, as to shares owned jointly with Eda S. Cook
/s/ Eda S. Cook Eda S. Cook, as to shares owned jointly with Robert P. Cook
/s/ AnnMarie Don Vito AnnMarie Don Vito
/s/ Michael Duffy Michael Duffy
/s/ Barbara Ells Barbara Ells, as to shares owned jointly with Robert Ells
/s/ Steve Ells Steve Ells
/s/ Robert Ells Robert Ells, as to shares owned jointly with Barbara Ells
/s/ Neil W. Flanzraich Neil W. Flanzraich

The Neil W. Flanzraich Revocable Trust
/s/ Neil W. Flanzraich Name: Neil W. Flanzraich Title: Trustee
/s/ Ken S. Fong Ken S. Fong, as to shares owned jointly with Pamela P. Fong
/s/ Pamela P. Fong Pamela P. Fong, as to shares owned jointly with Ken S. Fong
Alan H. Friedman Revocable Trust
Name: Title:
/s/ Darlene J. Friedman Darlene J. Friedman
Jay Friedman
Jeffrey Friedman
Josh Friedman
Ron Friedman

/s/ Tom Giordano Tom Giordano
/s/ Melvyn Goodman Melvyn Goodman
/s/ Brand Gould Brand Gould
Cecilia Gowins
/s/ Marlane Harrington Marlane Harrington
/s/ Laura Linkow Hill Laura Linkow Hill, as to shares owned jointly with Robert F. Hill
/s/ Robert F. Hill Robert F. Hill, as to shares owned jointly with Laura Linkow Hill
Robert and Laura Linkow Hill Revocable Trust
/s/ Laura Linkow Hill Name: Laura Linkow Hill Title: Trustee
/s/ Roy Kuramoto Roy Kuramoto
/s/ Alfred LaNasa Alfred LaNasa

MDG Company
/s/ Melvyn Goldman Name: Melvyn Goldman Title: Administrative Partner
/s/ Montgomery F. Moran Montgomery F. Moran
/s/ Erich Overhardt Erich Overhardt
Victoriano Pena
/s/ Andrew Petriwsky Andrew Petriwsky
/s/ Gretchen Selfridge Gretchen Selfridge
/s/ Scott Shippey Scott Shippey
Ariel Solomon
/s/ Timothy Spong Timothy Spong
Terri Strauss
/s/ Joseph Stupp Joseph Stupp

/s/ John M. Thompson John M. Thompson, as to shares owned jointly with Nancy R. Thompson
/s/ Nancy R. Thompson Nancy R. Thompson, as to shares owned jointly with John M. Thompson
Jon H. Tolson and Linda A. Tolson Living Trust
Name: Title:
/s/ Jorge Velazquez Jorge Velazquez
/s/ Kevin Wamego Kevin Wamego
Margaret Zgol

Schedule 1

Investors

McDonald's Ventures, LLC
1 Parkview Plaza, Suite 640
Oakbrook Terrace, IL 60181

w/a copy to:

McDonald's Ventures, LLC
c/o McDonald's Corporation
Attn: General Counsel
2915 Jorie Blvd.
Oak Brook, IL 60523

Kurt Altman
4187 South Granby Circle
Aurora, CO 80014

Michael Baghramian
29 Sea Isle Drive
Long Beach, CA 90803

Robert Bernstein
Bernstein-Rein Advertising, Inc.
4600 Madison, Suite 1500
Kansas City, MO 64112

Michele Castle
2761 Kendrick Street
Golden, CO 80401

Hardy W. Chan
ScinoPharm Taiwan, LTD.
No. 1 Nan-Ke Eighth Road
Tainan Science Industrial Park
Shan-Hua, Tainan County 741
Taiwan, R.O.C.

The Marybeth Cohen Family Partnership
538 Huckleberry Lane
Franklin Lakes, NJ 07417

Marybeth Cohen
538 Huckleberry Lane
Franklin Lakes, NJ 07417

Robert P. and Eda S. Cook
171 Turnberry Road
Half Moon Bay, CA 94019

AnnMarie Don Vito
2007 West Evergreen Ave., Apt. #3
Chicago, IL 60622

Steve Ells
c/o Chipotle Mexican Grill, Inc.
1543 Wazee Street, Suite 200
Denver, CO 80202

Robert and Barbara Ells
17 Sandstone St.
Portola Valley, CA 94028

Neil W. Flanzraich
IVAX Corporation
4400 Biscayne Boulevard
Miami, FL 33137

The Neil W. Flanzraich Revocable Trust
Revocable Trust UAD 6/10/88
c/o Mr. Neil W. Flanzraich
IVAX Corporation
4400 Biscayne Boulevard
Miami, FL 33137

Ken S. and Pamela P. Fong
P.O. Box 969
Menlo Park, CA 94026

Alan H. Friedman Revocable Trust
c/o Alan H. and Darlene J. Friedman
429 Bear Creek Circle
Napa, CA 94558

Darlene J. Friedman
429 Bear Creek Circle
Napa, CA 94558

Jay Friedman
460 Hillsborough Street
Thousand Oaks, CA 91361

Jeffrey Friedman
6175 Hill Road
Oakland, CA 94618

Josh Friedman
455 South Irving Boulevard
Los Angeles, CA 90020

Ron Friedman
PO Box 32741
Santa Fe, New Mexico 87594

Tom Giordano
12975 Kilger Court
Pickerington, OH 43147

Melvyn Goodman
c/o L.A. Sani-Felt Co.
830 E. 59th Street
Los Angeles, CA 90001

Brand Gould
5065 Lowell Boulevard
Denver, CO 80221

Cecilia Gowins
201 Jay Street
Lakewood, CO 80226

Marlane Harrington
4685 Honeymoon Bay Road
Freeland, WA 98249

Robert F. and Laura Linkow Hill
1441 18th Street, Suite 100
Denver, CO 80202

Robert and Laura Linkow Hill Revocable Trust
1441 18th Street, Suite 100
Denver, CO 80202

Roy Kuramoto
373 Pine Lane, #1112
Los Altos, CA 94022

Alfred LaNasa
4400 West University #1433
Dallas, TX 75209

MDG Company
c/o Mr. Melvyn Goodman
830 E. 59th Street
Los Angeles, CA 90001

Montgomery F. Moran
7705 Fairview Road
Boulder, CO 80303

Erich Overhardt
7603 Leatherfern Court
Pinellas Park, FL 33782

Victoriano Pena
624 Winona Court
Denver, CO 80204

Andrew Petriwsky
c/o Paul Durr, PC
1777 S. Harrison Street, Suite P309
Denver, CO 80210

Gretchen Selfridge
15 Timber Lane
Evergreen, CO 80439

Scott Shippey
6116 Ginita Lane
Austin, TX 78739

Ariel Solomon
3142 5th Street
Boulder, CO 80304

Timothy Spong
612 Fairfield Lane
Louisville, CO 80027

Terri Strauss
14032 East Chenango Drive
Aurora, CO 80015

Joseph Stupp
225 Lincoln Street, #5
Denver, CO 80203

John M. and Nancy R. Thompson
20 Sandstone
Portola Valley, CA 94028

Jon H. Tolson and Linda A. Tolson Living Trust
c/o Jon H. Tolson
165 29th Avenue
San Francisco, CA 94121

Jorge Velazquez
216 Quart Street
Binghamton, NY 13901

Kevin Wamego
2509 South Pittsburg Avenue
Tulsa, OK 74114

Margaret Zgol
3153 Renaissance Drive
Rio Rancho, NM 87124

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  Exhibit 10.6
CHIPOTLE MEXICAN GRILL, INC. AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
TABLE OF CONTENTS
AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
RECITALS
  Schedule 1
Investors